                                                                     Exhibit 4.1






COUNTERSIGNED AND REGISTERED:

         AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NY)                    TRANSFER AGENT
                                   AND REGISTRAR

BY
                            AUTHORIZED SIGNATURE




[SCREAMINGMEDIA LOGO]
                              SCREAMINGMEDIA INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 810883 10 8



THIS CERTIFIES THAT



is the owner of



                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                    COMMON STOCK PAR VALUE OF  $.01 EACH, OF


                              SCREAMINGMEDIA INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate, properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                         [SCREAMINGMEDIA INC. CORPORATE
                                      SEAL]


          /s/ Alan S. Ellman                                /s/ William P. Kelly
----------------------------------                          --------------------
PRESIDENT, CHIEF OPERATING OFFICER                          TREASURER, SECRETARY
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -  as tenants in common

TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants in
            common

UNIF GIFT MIN ACT - _____________________ Custodian___________________
                            (Cust)                      (Minor)

                         under Uniform Gifts to Minors
                         Act__________________________________________
                                        (State)

     Additional abbreviations may also be used though not in the above list.



         For Value Received, __________ hereby sell, assign and transfer unto



     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Class A Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________



NOTICE:   _____________________________________________________________________
          THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                           AMERICAN BANK NOTE COMPANY
                          55TH STREET AT SANSOM STREET
                             PHILADELPHIA, PA 19139

                                 (215) 764-8600

                     SALES:     J. NAPOLITANO:   212-593-5700

                     /NET/BANKNOTE/HOME 15/SCREAMING/H65680



              PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
                             PROOF OF MARCH 14,2000
                                 SCREAMING MEDIA
                                  H 65680 FACE

            OPERATOR                                           eg

                                       NEW